[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Exhibit 10.59

EXECUTION VERSION

THIRD AMENDMENT TO AMENDED AND RESTATED

MASTER ENERGY SERVER PURCHASE and SERVICES AGREEMENT

This THIRD AMENDMENT TO AMENDED AND RESTATED MASTER ENERGY SERVER PURCHASE and SERVICES AGREEMENT (this “Amendment”) is effective as of October 24, 2014, by and between BLOOM ENERGY CORPORATION, a Delaware corporation (the “Seller”), and 2013B ESA PROJECT COMPANY, LLC, a Delaware limited liability company (the “Buyer”). The Seller and the Buyer shall be referred to individually herein as a “Party” and collectively as the “Parties”. Capitalized terms used herein and not otherwise defined have the meanings provided in the Amended and Restated Master Energy Server Purchase and Services Agreement, dated as of September 25, 2013, as amended by the First Amendment to Amended and Restated Master Energy Server Purchase and Services Agreement, dated as of March 28, 2014, and as further amended by the Second Amendment to Amended and Restated Master Energy Server Purchase and Services Agreement, dated as of July 18, 2014, in each case, by and between the Parties (as so amended, the “MESPSA”).

RECITALS

A. WHEREAS, the Parties desire to amend the MESPSA as more fully set forth in this Amendment.

NOW, THEREFORE, in consideration of the mutual covenants set forth in this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree to amend the MESPSA as follows:

AGREEMENT

1.	Amendments.

a.	The definition of the capitalized term “PPA” set forth in Section 1.1 is deleted in its entirety and replaced with the following text:

““PPA” means collectively

(i) that certain Energy System Use Agreement No. 20130430.072.C, dated as of May 15, 2013, by and between [***] ([***] and the Buyer (as amended by Amendment No. 1 to Energy System Use Agreement No. 20130430.072.C, effective as of May 15, 2013, by and between [***] and the Buyer, and as may be further amended, amended and restated, supplemented or otherwise modified from time to time), which was partially assigned by the Buyer to 2012 ESA, pursuant to that certain Assignment and Assumption Agreement, dated as of July 5, 2013 (the “PPA E/G Assignment”), and which PPA E/G Assignment has been terminated pursuant to a termination agreement;

[***] Confidential Treatment Requested

(ii) that certain Energy System Use Agreement No. 20130430.076.C, dated as of May 15, 2013, by and between [***] and the Buyer, as may be amended, amended and restated, supplemented or otherwise modified from time to time;

(iii) that certain Energy System Use Agreement No. 20130430.078.C, dated as of May 15, 2013, by and between [***] and the Buyer (as amended by Amendment No. 1 to Energy System Use Agreement No. 20130430.078.C, effective as of May 15, 2013, as further amended by Amendment No. 2 to Energy System Use Agreement No. 20130430.078.C, effective as of October 24, 2014, in each case, by and between [***] and Buyer, and as may be further amended, amended and restated, supplemented or otherwise modified from time to time), which was partially assigned by the Buyer to 2012 ESA pursuant to the PPA E/G Assignment, and which PPA E/G Assignment has been terminated pursuant to a termination agreement;

(iv) that certain Energy System Use Agreement No. 20130403.076.C, dated as of May 15, 2013 (“PPA-C”), by and between [***] and 2012 ESA (as amended by that certain Acknowledgement and Consent Regarding Assignment and Amendment, effective as of May 15, 2013, by and between [***] and 2012 ESA, and as may be further amended, amended and restated, supplemented or otherwise modified from time to time), which was assigned by 2012 ESA to the Buyer pursuant to that certain Assignment and Assumption Agreement, dated as of July 5, 2013 (the “PPA B/C Assignment”), which PPA B/C Assignment has been terminated pursuant to a termination agreement and which PPA-C has been assigned by 2012 ESA to the Buyer pursuant to the Assignment and Assumption Agreement #1;

(v) that certain Energy System Use Agreement, dated as of July 24, 2013, by and between [***] and ESU Company, as may be amended, amended and restated, supplemented or otherwise modified from time to time (the “[***] PPA”), which the [***] PPA was assigned by ESU Company to the Buyer pursuant to the Assignment and Assumption Agreement #2; and

(vi) that certain Energy System Use Agreement, dated as of October 24, 2014, by and between [***] and the Buyer, as may be amended, amended and restated, supplemented or otherwise modified from time to time (the “[***] PPA”).”

b.	Exhibit C is deleted in its entirety and replaced with the revised version of Exhibit C, attached hereto as Annex A.

[***] Confidential Treatment Requested

2.	Ratification. The MESPSA, as amended hereby, is in all respects ratified and confirmed and shall be and remain in full force and effect. All references to the MESPSA in any other document or instrument shall be deemed to mean such MESPSA as amended by this Amendment.

3.	Amendments. No amendment, modification, termination or waiver of any provision of this Amendment shall be effective unless the same shall be in writing and duly executed by the Parties.

4.	Enforceability. This Amendment shall be enforceable by and binding upon and shall inure to the benefit of the Parties hereto and their respective successors and assigns.

5.	Governing Law. THIS AMENDMENT SHALL BE DEEMED MADE AND PREPARED AND SHALL BE CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS THEREOF WHICH MAY REQUIRE THE APPLICATION OF THE LAW OF ANOTHER JURISDICTION (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

6.	Counterparts and Facsimile Execution. This Amendment may be executed and delivered (including by “portable document format”) in one or more counterparts, all of which shall be considered one and the same and shall become effective when one or more counterparts have been signed by each of the Parties and delivered to each other Party, it being understood that all Parties need not sign the same counterpart. Signatures of the Parties transmitted by electronic mail shall be deemed to be their original signatures for all purposes.

7.	Severability. If any term or other provision of this Amendment is invalid, illegal, or incapable of being enforced by any rule of applicable law, or public policy, all other terms and provisions of this Amendment shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated herein are not affected in any manner materially adverse to any Party.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, each Party has caused this Amendment to be signed on its behalf effective as of the date first written above.

BUYER:	SELLER:

2013B ESA PROJECT COMPANY, LLC, a Delaware limited liability company	BLOOM ENERGY CORPORATION, a Delaware corporation

By:	By:

Name:	Name:
Title:	Title:

[Signature page to Third Amendment to Amended and Restated

Master Energy Server Purchase and Services Agreement]

IN WITNESS WHEREOF, each Party has caused this Amendment to be signed on its behalf effective as of the date first written above.

BUYER:		SELLER:

2013B ESA PROJECT COMPANY, LLC, a Delaware limited liability company		BLOOM ENERGY CORPORATION, a Delaware corporation

By:		By:

Name:	William E. Brockenborough	Name:
Title:	Vice President	Title:

[Signature page to Third Amendment to Amended and Restated

Master Energy Server Purchase and Services Agreement]

ANNEX A

Exhibit C

Facilities

Site No.	PPA Customer	Address	City	State	Size (kW)	Applicable Energy System Use Agreement No.
[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]

				[***]	[***]

[***] Confidential Treatment Requested

6